Exhibit 99.2

Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often include, but are not limited to, words such as “believe,” “expect,” “may,” “will,” “should,” “could,” “would,” “anticipate,” “estimate,” “intend,” “plan,” “seek,” “see,” “target” or similar expressions, or variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Sunoco LP (“Sunoco” or “SUN”) and Parkland Corporation (“Parkland”), that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the completion of the proposed transaction on anticipated terms and timing, or at all, including obtaining regulatory approvals, the creation of SUNCorp and approval of the listing of the SUNCorp units on the New York Stock Exchange, and receipt of Parkland shareholder approval; and the anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, prospects, business and management strategies for the management, expansion and growth of the combined company’s operations, including the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; the ability of Sunoco and Parkland to integrate the business successfully and to achieve anticipated synergies and value creation; potential litigation relating to the proposed transaction that could be instituted against Sunoco, Parkland or their directors; the risk that disruptions from the proposed transaction will harm Sunoco’s or Parkland’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships, including with employees, suppliers, customers, competitors or credit rating agencies, resulting from the announcement or completion of the proposed transaction; rating agency actions and Sunoco and Parkland’s ability to access short-and long-term debt markets on a timely and affordable basis; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the proposed transaction that could affect Sunoco’s and/or Parkland’s financial performance and operating results; certain restrictions during the pendency of the merger that may impact Parkland’s ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; dilution caused by Sunoco’s issuance of additional units representing limited partner interests in connection with the proposed transaction; fees, costs and expenses and the possibility that the transaction may be more expensive to complete than anticipated; those risks described in Item 1A of Sunoco’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2025. Those disclosures are incorporated by reference in this communication. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Readers are cautioned not to place undue reliance on this forward-looking information, which is as of the date of this communication. Sunoco and Parkland do not intend to update these statements unless required by the securities laws to do so, and Sunoco and Parkland undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this communication. This presentation includes certain non-GAAP financial measures as defined under SEC Regulation G. Adjusted EBITDA is defined as net income before net interest expense, income tax expense, depreciation, amortization and accretion expense, non-cash unit-based compensation expense, unrealized gains and losses on commodity derivatives and inventory adjustments, and certain other operating expenses reflected in net income that we do not believe are indicative of ongoing core operations, such as gain or loss on disposal of assets and impairment charges. We define Distributable Cash Flow, as adjusted (“DCF”), as Adjusted EBITDA less cash interest expense, including the accrual of interest expense related to our long-term debt which is paid on a semi-annual basis, current income tax expense, maintenance capital expenditures and other non-cash adjustments. This presentation includes the forward-looking non-GAAP measure of Adjusted EBITDA. Due to the forward-looking nature of the aforementioned non-GAAP financial measure, management cannot reliably or reasonably predict certain of the necessary components of the most directly comparable forward-looking GAAP measure without unreasonable effort, due to the inherent difficulty in quantifying certain amounts due to a variety of factors, including the unpredictability of commodity price movements and future charges or reversals outside the normal course of business which may be significant. Accordingly, we are unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measure to its most directly comparable forward-looking GAAP financial measure.

Sunoco Investor Relations Contact Information Scott Grischow Treasurer, Senior Vice President - Finance (214) 840-5660 scott.grischow@sunoco.com Additional Information and Where to Find It In connection with the potential transaction between Sunoco and Parkland, SUNCorp intends to file any relevant materials with the U.S. Securities and Exchange Commission (“SEC”), which may include a registration statement on Form S-4 and/or Form S-1, which registration statement, if and when filed, will contain a preliminary prospectus of SUNCorp. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT/PROSPECTUS, IF AND WHEN FILED, AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement / prospectus (if and when available) and other documents filed with the SEC by Sunoco or SUNCorp through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Sunoco or SUNCorp will also be available free of charge on Sunoco’s website at https://www.sunocolp.com/investors or by contacting the contact below. Additional information about Parkland can be found under its corporate profile on SEDAR at www.sedar.com, on its website at www.parkland.ca, or by contacting the contact below. No Offer or Solicitation This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, issuance, exchange, transfer, solicitation or sale of securities in any jurisdiction in which such offer, issuance, exchange, transfer, solicitation or sale would be in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or pursuant to an exemption therefrom, or prior to registration or qualification under applicable securities laws. The information contained in this communication is available on our website at www.sunocolp.com. Parkland Investor Relations Contact Information 1-855-355-1051 Investor.Relations@parkland.ca

SUNCorp Equity Transaction Overview Will acquire 100% of the outstanding PKI shares in a cash and equity transaction Each PKI share will be exchanged for 0.295 SUNCorp units and C$19.80 Represents a premium of 25% based upon 7-day VWAP as of May 2, 2025 $3.0 billion of SUNCorp equity issued to PKI shareholders $2.6 billion of cash consideration supported by fully committed bridge facility and expected to be permanently financed through combination of senior notes and preferred equity offering prior to close $3.5 billion of existing PKI net debt assumed Expect to close in the second half of 2025 and subject to customary closing conditions including shareholder and regulatory approvals PKI shareholders to receive equity portion of consideration in form of new publicly traded vehicle – SUNCorp SUNCorp will be a 1099 security and treated as a corporation for tax purposes SUNCorp will own common equivalent units of Sunoco LP SUNCorp’s cash flow will come from distributions from Sunoco LP SUNCorp Unitholders SUNCorp Dividends Distributions Distributions SUN Unitholders Sunoco LP Key Terms of the Transaction $9.1 Billion Transaction Value

Compelling Financial Benefits 10%+ accretive to DCF(1) per common unit by Year 3 Immediately accretive in Year 1 Return to ~4x leverage target within 12 to 18 months Increased Cash Flow Creates Financial Flexibility Strong Industrial Logic Creates largest independent fuel distributor in the Americas Vast scale provides optionality and cost advantages Diversifies portfolio optimized for stability with upside Generates >50% FCF(2) increase vs. SUN as stand-alone Expands landscape of investment opportunities Proven track record of disciplined capital allocation and returning capital to investors Strategic Rationale Distributable Cash Flow, as adjusted is a non-GAAP number. For a definition, please see slide 2 Defined as Distributable Cash Flow, as adjusted less distributions

Critical Energy Infrastructure Operator and Premier Fuel Distributor Terminals Fuel Distribution Pipelines Hawaii Transmix Facilities Burnaby Refinery Europe(1) (1) Includes pending acquisition with an anticipated close in the second half of 2025

Complementary geographic footprint and combined volume creates synergies to reduce cost of goods sold Diversified supply chain provides critical optionality, enabling stability and surety of supply Expanded demand profile and customer base further diversifies and strengthens supply chain Combined Scale in the Americas Will Deliver Commercial Synergies Top Independent Global Fuel Distributors Pro-Forma Company Will Be the Largest Independent Fuel Distributor in the Americas with Over 15 Billion Gallons Distributed Annually Fuel Supply Improvement Global Distributor 1 Global Distributor 2 Pro-Forma SUN Global Distributor 3 Global Distributor 4 SUN PKI N. American Distributor 1 N. American Distributor 2 Global Distributor 5 Global Distributor 6 N. American Distributor 3 Global Distributor 7 N. American Distributor 4 Source: Public company filings

Key Components of Value Creation from Growth Leverage SUN’s Proven History of Expense Management and Asset Optimization E SUN’s Demonstrated Track Record of Expense Discipline EBITDA(1) and DCF(1) growth have consistently outpaced total expense growth Outperformed on expense control during periods of high inflation Proactively managed expenses contributing to income stability Delivered synergies quickly and efficiently Executed on asset optimization strategies Adjusted EBITDA and Distributable Cash Flow, as adjusted is a non-GAAP number. For a definition, please see slide 2 Total operating expenses include general and administrative, lease, and other operating expenses (1) (2)

Industry Leading Scale and Greater Diversification U.S. Fuel Distribution Terminals Pipelines Canada Fuel Distribution Caribbean Fuel Distribution Refining ~14,000 miles of pipeline and 124 terminals Geographic and commodity diversity Stable and growing fuel distribution business ~4,000 locations Operations in 26 countries Unique, well-positioned and hard-to-replicate assets SUN PKI SUN + PKI

Compelling Financial Benefits Immediately accretive in Year 1 At least $250 million in run rate synergies by Year 3 Acquisition economics reflect below mid-cycle refinery income – provides conservative floor with periodic upside Delivers 10%+ Accretion to DCF(1) per Common Unit by Year 3 Additional operational and geographic diversification with increased scale reduces business risk Committed to maintaining financial discipline and responsible financial policy Improves Long Term Credit Profile Strong Balance Sheet: Expect to return to ~4x target leverage ratio within 12 to 18 months post-close Secure Distribution: Significant accretion and strong distribution coverage further support continued distribution growth Disciplined Growth: Increased cash flow to fund growth; larger operating platform expands opportunity set for organic growth and acquisitions Continues SUN’s Successful Capital Allocation Strategy on a Larger Scale Distributable Cash Flow, as adjusted is a non-GAAP number. For a definition, please see slide 2

Material Growth of Cash Flow Creates Financial Flexibility

Since 2017, SUN Has Materially Grown DCF(1) per Common Unit



$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
7% CAGR in DCF(1) per Common Unit (2017 - 2024)
Ample room for continued distribution growth
2017
2018
2019
2020
2021
2022
2023
2024
DCF(1) per Common Unit
Distribution per Common Unit

SUN is the only AMZI constituent to grow DCF(1) per common unit for the last eight consecutive years (2017 – 2024)

Pro-Forma Company Expects to Generate >$1 Billion of Run-Rate Free Cash Flow(2)

- Expands landscape of investment opportunities across the U.S., Canada, Europe and the Caribbean
- Proven track record of delivering on acquisitions and growth projects - NuStar acquisition case study:
  - Increased total synergies by over 30% (relative to initial announcement)
  - Shortened time frame to capture synergies and on-pace to deliver run-rate ahead of schedule
  - Returned leverage to ~4x target inside of 6 months compared to initial 12-18 month commitment
  - Delivered on synergy and optimization targets while maintaining base business performance in line with expectations

SUNOCO LP Parkland 11

(1) Distributable Cash Flow, as adjusted is a non-GAAP number. For a definition, please see slide 2
(2) Defined as Distributable Cash Flow, as adjusted less distributions

Combination Benefits All Stakeholders of SUN and PKI Delivers 10%+ Accretion Increases Stability Strengthens Financial Foundation Enhances Growth

North America’s Largest Independent Fuel Distributor and Leading Operator of Critical Energy Infrastructure ~9 billion Gallons Distributed ~14,000 Miles of Pipeline 124 Terminals ~800 Real Estate Assets ~7,400 Branded Locations 4 Transmix Facilities

Strong Financial Foundation

Sunoco LP (NYSE:SUN)

- Market capitalization: ~$8 billion(1)
- Enterprise value: ~$15 billion(1)
- 2024 Revenue: ~$22 billion
- 2025E Adjusted EBITDA: ~$1.925 billion(2)
- Distribution yield: ~6%(1)
- Ample liquidity under $1.5 billion unsecured revolving credit facility(3)
- Core constituent of the Alerian MLP Index (AMZ) and the Alerian MLP Infrastructure Index (AMZI)

Balanced Senior Note Maturity Profile



Total outstanding: ~$7 billion
WAVG tenor: ~5 years
WAVG interest rate: ~6%
$ in Millions
2,000
1,600
1,200
800
400
0
2026
2027
2028
2029
2030
2031
2032
2033

Multi-Year Distribution Growth While Maintaining a Positive Credit Trajectory



2017 Ratings(4): BB-/B1/BB-
2018 Upgrade(4): BB-/B1/BB
2022 Upgrades(4): BB/Ba3/BB+
2024 Upgrades(4): BB+/Ba1/BB+
Multiple credit rating upgrades since 2017
Maintained $3.30 per Common Unit distribution
$3.37
$3.50
Multi-year distribution growth with clear path to future increases
Leverage
6.0x
5.0x
4.0x
3.0x
Coverage
2.2x
1.8x
1.4x
1.0x
2017
2018
2019
2020
2021
2022
2023
2024
Leverage
Coverage
Distribution per Common Unit

SUNOCO LP Parkland 15

(1) As of April 30, 2025 (2) Midpoint of 2025 Adjusted EBITDA guidance (3) Undrawn as of March 31, 2025

Delivered Significant Returns SUN +406%(1) (22% annual return) S&P 500 +168%(1) (13% annual return) AMZI +50%(1) (5% annual return) In 2017, SUN announced a new strategic direction focusing on fuel distribution and critical energy infrastructure (1) As of April 30, 2025. Defined as price appreciation plus reinvestment of dividends/distributions. Source: Bloomberg

Diverse and Stable Business Segments Terminals Wholesale margins have normalized higher Higher breakeven margins expected to remain Scale and proprietary brand enable higher margin capture Portfolio optimized for stability and upside Fuel Distribution Pipeline Systems

Diverse and Stable Business Segments Terminals will remain high-value, critical infrastructure for decades Terminal portfolio delivers long-term income stability Vertical integration maximizes the value of terminals Terminals Fuel Distribution Pipeline Systems

Diverse and Stable Business Segments Pipeline systems will remain high-value, critical infrastructure for decades Pipeline systems provide long-term income stability Permian Basin joint venture with Energy Transfer Mid-continent refined products system Southwest crude and refined products system Ammonia system Pipeline Systems Terminals Fuel Distribution

Compelling Long-Term Investment Defined as Net Debt to Adjusted EBITDA. Adjusted EBITDA is a non-GAAP number. For a definition, please see slide 2. Distributable Cash Flow, as adjusted is a non-GAAP number. For a definition, please see slide 2. Positive credit trajectory resulted in multiple credit rating upgrades since 2018 - with potential to pursue investment grade rating Returned to 4.0x leverage(1) target five months after closing NuStar acquisition, demonstrating ability to combine material growth with balance sheet management Ample liquidity and strong credit profile provide financial flexibility for material growth Strong Balance Sheet Only AMZI constituent to grow DCF(2) per Common Unit for the last eight consecutive years (2017 - 2024) Since 2017, deployed over $9 billion of growth and acquisition capital, increasing DCF(2) per Common Unit by approximately 60% Acquisition opportunity set and proven evaluation criteria enable ongoing accretive growth Accretive Growth One of only six AMZI constituents to not reduce distributions during 2014 - 2024 market cycles (e.g., COVID and geopolitical events) Strong coverage ratio and accretive growth have positioned SUN for ongoing distribution increases Portfolio of stable income streams with significant operating scale and attractive sector fundamentals support a secure and growing distribution Secure and Growing Distribution

Parkland Corporation

A Leading Distributor of Fuel and Convenience Products

C$11.9 Billion
Enterprise Value

C$5.7 Billion
Market Capitalization

4.3%
Dividend Yield

7
Outstanding bonds
(3 CAD, 4 USD)

26
Countries of Operations

~25 Billion
Litres of Product Sold (TTM)

~4,000
Locations

BB Stable
Corporate Credit Rating

~6,000
Employees

~3% CAGR
Dividend per Share


$1.02
$1.44
2012
2025

Nationally Recognized and Locally Relevant Brands

SUNOCO LP
Parkland 22

Resilient Business Model Customer and Supply Advantages are Competitive Differentiators Customer Advantage Retail Commercial Supply Advantage Logistics Assets Capabilities Scale Loyal Customers Lowest cost to serve One Parkland Team

Segment1 Contribution Line of Business1 Contribution Product Contribution ~C$1.7 billion Adjusted EBITDA 2024 ~25 billion litres Fuel Volume 2024 1. Corporate segment allocated on a proportional basis. 2. Other includes crude oil, aviation fuel, asphalt, fuel oils, gas oils, ethanol and biodiesel. Canada 42% International 37% USA 10% Refining 11% Refining 11% Retail 51% Commercial 38% Gasoline 49% Diesel 34% Other2 17% Resilient Business Model Diversified Products and Geographies

Retail (50%) Gasoline (60%) Dealer (40%) Convenience (40%) Company (60%) High-volume company owned sites Retailer and company operated Integrated fuel and convenience margins Parkland controlled branded offer: fuel, convenience, food and loyalty Typically, lower volume, mostly rural locations; Dealer owned Dealer operated; 10 to 15-year exclusive contracts Wholesale fuel margins only Full offer for dealers: fuel brands, loyalty, ON the RUN and M&M Foods Commercial (35%) Diesel and Jet (80%) Lubes & Other (20%) Diversified customer base and product offering Fuel volumes optimize asset utilization Contracted up to 5 years Renewable fuels and lubricants Refining (15%) Advantaged supply to support integrated margins Niche refinery Co-processing: most economic way to B.C. LCFS compliance Resilient Business Model Approximate Adjusted EBITDA Contribution

Resilient Business Model Strategic Geographies Underpinned By Supply Advantage 1. The Burnaby Refinery experienced an unplanned shutdown during the first quarter of 2024, and safely returned to normal operations on March 29, 2024. Lower refining margins also impacted the year. In $C millions unless otherwise noted 2023 20241 Canada 713 753 International 678 654 USA 186 168 Refining 441 198 Corporate (105) (83) Adjusted EBITDA 1,913 1,690 Net earnings (loss) 471 127 Net earnings (loss) per share (Basic) 2.68 0.73 Cash generated from (used in) operating activities 1,780 1,535 Per share 10.13 8.80 Available cash flow 812 556 Per share 4.61 3.19

Platform For Growth Executing on Accretive Organic Initiatives Grow ON the RUN with differentiated food offer Meet customer energy needs Enhance digital platform Retail Grow fuel volumes through multi-product offer Provide safe and reliable delivery Expand renewable business Commercial Leverage scale to grow purchasing power Optimize logistics capabilities Expand supply optionality Supply